UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 7, 2019
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On March 7, 2019, The Goldfield Corporation (the “Company”), the Company’s wholly owned subsidiaries (Power Corporation of America, a Florida corporation, Southeast Power Corporation, a Florida corporation, C and C Power Line, Inc., a Florida corporation, Precision Foundations Inc., a Florida corporation, Bayswater Development Corporation, a Florida corporation, and Pineapple House of Brevard, Inc., a Florida corporation) (collectively with the Company, the “Debtors”), and Branch Banking and Trust Company (“BB&T”), entered into a First Amendment (the “Amendment”) to that certain Master Loan Agreement, by and among BB&T and the Debtors, dated May 24, 2018 (as amended, the “2018 Master Loan Agreement”). The Amendment provides that two new loans made on March 7, 2019, which are further described below, shall be governed by the 2018 Master Loan Agreement.
The first new loan was a modification of the existing $27.49 million equipment loan under the 2018 Master Loan Agreement to increase it to a $38.2 million equipment loan (as increased, the “$38.2 Million Equipment Loan”), which was evidenced by a modification promissory note (with addendum), and in connection therewith the Company entered into a security agreement.
Borrowings of $22.72 million, outstanding as of March 7, 2019, plus accrued interest under the $27.49 Million Equipment Loan were continued under the $38.2 Million Equipment Loan. The remaining portion of the $38.2 Million Equipment Loan balance of $15.5 million was drawn by the Company on March 8, 2019 for equipment purchases that were made on or after August 1, 2018.
Under the documentation related to the $38.2 Million Equipment Loan, principal payments of $598,000 plus accrued interest will commence on March 9, 2019 and continue monthly thereafter until and including the payment due on December 9, 2019. On January 9, 2020, equal monthly principal payments of $650,000, plus accrued interest, will commence and continue monthly thereafter on the same day of each month until the March 9, 2024 maturity date.
The second new loan was a $4.5 million equipment loan (the “$4.5 Million Equipment Loan”), which was evidenced by a promissory note (with addendum), and in connection therewith the Company entered into a security agreement and a guaranty agreement.
Under the documentation related to the $4.5 Million Equipment Loan, borrowings will be made only for the purchase of equipment currently held by the Company under master lease agreements and will not exceed the cost of the lease buy-out. Interest only payments on any amounts drawn will commence on April 7, 2019, and continue monthly on the same day through and including the payment due on March 7, 2020. Thereafter, principal payments of $93,750 plus accrued interest will commence on April 7, 2020, and continue monthly thereafter until and including the payment due on March 7, 2024.
In addition, both the $38.2 Million Equipment Loan and the $4.5 Million Equipment Loan will bear interest at a rate per annum equal to One Month LIBOR (as defined in the documentation related to each loan) plus 1.80%, which will be adjusted monthly on the first day of each LIBOR Interest Period. The Master Loan Agreement contains customary representations and warranties and customary events of default.
The Company’s obligations under both the $38.2 Million Equipment Loan and the $4.5 Million Equipment Loan are guaranteed by the other Debtors and secured by a continuing security interest in the currently owned and hereafter acquired personal property of the Debtors identified as: (i) accounts, including all contract rights; (ii) equipment and machinery, including all accessions thereto, and all manufacturers’ warranties, parts and tools therefore; (iii) vehicles; (iv) supporting obligations; and (v) to the extent not listed above as original collateral, all proceeds (cash and non-cash) and products of the foregoing.

The Company and its affiliates (including its wholly owned subsidiaries) do not have any material relationship with BB&T, other than with respect to (i) the 2018 Master Loan Agreement, the loans thereunder and the documentation related thereto and (ii) other customary banking matters.
The foregoing descriptions of the 2018 Master Loan Agreement, the Amendment, the $38.2 Million Equipment Loan and the $4.5 Million Equipment Loan, including the documentation related to each loan, do not purport to summarize all of the provisions of these documents and are qualified in their entirety by reference to the documents filed herewith as Exhibits 10-1 through 10-8 to this Current Report on Form 8-K (collectively, the “Loan Documents”). The Loan Documents have been filed as exhibits to provide investors with information regarding their terms. The representations, warranties and covenants contained in the Loan Documents were made only for purposes of the Loan Documents and as of specific dates, were solely for the benefit of the parties to the 2018 Master Loan Agreement, and are subject to limitations agreed upon by the parties to the 2018 Master Loan Agreement. Moreover, the representations and warranties contained in the Loan Documents were made for the purpose of allocating contractual risk between the parties to the 2018 Master Loan Agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to the 2018 Master Loan Agreement that differ from those applicable to investors generally. Investors (other than the parties to the 2018 Master Loan Agreement) are not third-party beneficiaries under the Loan Documents and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit
10-1 Master Loan Agreement Amendment, dated March 7, 2019, by and between BB&T and the Company, Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation, Power Corporation of America, Precision Foundations, Inc., and C and C Power Line, Inc.
10-2 Modification Promissory Note, dated March 7, 2019, relating to The Goldfield Corporation $38.2 Million Loan
10-3 Addendum to Modification Promissory Note, dated March 7, 2019, relating to The Goldfield Corporation $38.2 Million Loan
10-4 BB&T Security Agreement, dated March 7, 2019 by and between BB&T and the Debtors, relating to The Goldfield Corporation $38.2 Million Loan
10-5 Promissory Note, dated March 7, 2019, relating to The Goldfield Corporation $4.5 Million Equipment Loan
10-6 Addendum to Promissory Note, dated March 7, 2019, relating to The Goldfield Corporation $4.5 Million Equipment Loan
10-7 BB&T Security Agreement, dated March 7, 2019 by and between BB&T and the Debtors, relating to The Goldfield Corporation $4.5 Million Equipment Loan
10-8 Guaranty Agreement, dated March 7, 2019, relating to The Goldfield Corporation $4.5 Million Equipment Loan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 13, 2019

THE GOLDFIELD CORPORATION

By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary